UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-23016

RESOURCE CREDIT INCOME FUND
(Exact name of registrant as specified in charter)

1845 Walnut Street, 18th Floor
Philadelphia, PA 19103
(Address of principal executive offices) (Zip code)

215-231-7050
(Registrant’s telephone number, including area code)

The Corporation Trust Company
Corporation Trust Center, 1209 Orange Street
Wilmington, DE 19801
(Name and address of agent for service)

Date of fiscal year end:  September 30

Date of reporting period: April 1, 2017 – June 30, 2017

Item 1. Schedule of Investments.

Resource Credit Income Fund
PORTFOLIO OF INVESTMENTS
June 30, 2017 (Unaudited)

Principal ($)		Value
	BANK LOANS (24.11%)
1,000,000	ABG Intermediate Holdings 2 LLC, Second Lien Term Loan, 9.796%, 05/27/2022(a)	$1,012,500
925,000	Advantage Sales & Marketing, Inc., Second Lien Term Loan, 7.964%, 07/25/2022(a)	890,313
100,000	Asurion LLC (fka Asurion Corp.), Second Lien Term Loan, 8.726%, 03/03/2021(a)	100,625
1,300,000	BJ's Wholesale Club, Inc., Second Lien Initial Term Loan, 8.710%, 02/03/2025(a)	1,263,236
1,000,000	CIBT Holdings, Inc., Second Lien Initial Term Loan, 9.046%, 06/01/2025(a)	1,015,000
18,630	Coinamatic Canada, Inc., Second Lien Initial Canadian Term Loan, 8.226%, 05/12/2023(a)	18,630
1,250,000	Equinox Holdings, Inc., Second Lien Initial Term Loan, 8.226%, 09/06/2024(a)	1,276,956
400,000	Genoa, a QoL Healthcare Co. LLC, Second Lien Initial Term Loan, 9.226%, 10/28/2024(a)	404,000
425,000	Lonestar Intermediate Super Holdings LLC, Term Loan, 10.226%, 08/31/2021(a)	438,946
122,540	Renaissance Learning, Inc., Second Lien Initial Term Loan, 8.296%, 04/11/2022(a)	122,591
250,000	UFC Holdings LLC, Second Lien Term Loan, 8.716%, 08/18/2024(a)	255,625
740,625	VIP Cinema Holdings, Inc., First Lien Initial Term Loan, 7.300%, 03/01/2023(a)	749,420
106,370	Wash MultiFamily Acquisition, Inc., Second Lien Initial Term Loan, 8.226%, 05/15/2023(a)	106,370
625,000	Winebow Holdings, Inc. (Vinter Group, Inc.), Second Lien Term Loan, 8.726%, 01/01/2022(a)	584,375
		8,238,587
	TOTAL BANK LOANS
	(Cost $8,128,780)	8,238,587

	BONDS & NOTES (39.66%)
	ASSET BACKED SECURITIES (21.94%)
663,000	Battalion CLO VI, Ltd. Class E, 6.358%, 10/17/2026(a)(b)	578,920
1,000,000	Bowman Park CLO, Ltd., 8.186%, 11/23/2025(a)(b)	1,000,989
500,000	JFIN CLO 2015-II Ltd. Class E, 8.158%, 10/19/2026(a)(b)	499,125
750,000	Midocean Credit CLO V Class E, 7.975%, 10/19/2028(a)(b)	753,711
675,000	NZCG Funding, Ltd. Class D, 7.470%, 04/27/2027(a)(b)	675,152
1,000,000	OCP CLO, Ltd., 8.083%, 04/24/2029(a)(b)	977,960
562,500	Rosedale CLO, Ltd. Class E, 6.153%, 07/24/2021(a)(b)	504,226
500,000	Tralee CLO III, Ltd. Class E, 8.156%, 07/20/2026(a)(b)	500,029
550,000	Trinitas CLO III, Ltd. Class F, 7.658%, 07/15/2027(a)(b)	493,595
500,000	Venture XII CLO, Ltd. Class ER, 7.400%, 02/28/2026(a)(b)	499,784
1,000,000	Venture XV CLO, Ltd. Class ER, 8.268%, 07/15/2028(a)(b)	1,009,752
		7,493,243
	COMMERCIAL MORTGAGE BACKED SECURITIES (0.22%)
200,000	Hypo Real Estate Bank International AG Class A2, 0.507%, 03/20/2022(a)(c)	75,542

	CORPORATE BONDS (17.50%)
800,000	BI-LO LLC / BI-LO Finance Corp., 9.250%, 02/15/2019(b)	688,000
2,000,000	Blueline Rental Corp., 9.250%, 03/15/2024(b)	2,085,000
375,000	Cliffs Natural Resources, Inc., 4.800%, 10/01/2020	353,438
280,000	JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/2025(d)	264,600
1,030,000	Jo-Ann Stores Holdings, Inc., 9.750% (or 10.500% PIK)%, 10/15/2019(b)	1,017,125
1,000,000	K Hovnanian Enterprises, Inc., 9.125%, 11/15/2020(b)	1,025,000
500,000	New Enterprise Stone & Lime Co., Inc., 10.125%, 04/01/2022(b)	544,375
		5,977,538
	TOTAL BONDS & NOTES
	(Cost $13,048,721)	13,546,323

Shares		Value
	COMMON STOCKS (19.37%)
	BUSINESS DEVELOPMENT COMPANIES (19.37%)
101,557	Ares Capital Corp.	$1,663,503
82,000	BlackRock Capital Investment Corp.	614,180
48,235	OFS Capital Corp.	690,243
52,138	PennantPark Floating Rate Capital Ltd.	735,667
52,359	PennantPark Investment Corp.	386,933
42,278	Solar Capital Ltd.	924,620
45,746	Solar Senior Capital Ltd.	765,788
62,640	WhiteHorse Finance, Inc.	837,497
		6,618,431
	TOTAL COMMON STOCKS
	(Cost $6,503,061)	6,618,431

	PREFERRED STOCKS (1.46%)
	BUSINESS DEVELOPMENT COMPANIES (1.46%)
19,200	Saratoga Investment Corp., 6.750%	499,968

	TOTAL PREFERRED STOCKS
	(Cost $500,195)	499,968

	REAL ESTATE INVESTMENT TRUSTS - COMMON STOCKS (1.72%)
	TRADED REAL ESTATE INVESTMENT TRUSTS (1.72%)
42,101	Great Ajax Corp.	588,572

	TOTAL REAL ESTATE INVESTMENT TRUSTS - COMMON STOCKS
	(Cost $552,188)	588,572

	PRIVATE INVESTMENT FUNDS (6.72%)
1	GoldenTree Credit Opportunities Fund(e)	2,297,394

	TOTAL PRIVATE INVESTMENT FUNDS
	(Cost $2,250,000)	2,297,394

	SHORT TERM INVESTMENTS (17.31%)
5,914,284	Dreyfus Treasury Cash Management, Institutional Class, 0.86%(f)	5,914,284

	TOTAL SHORT TERM INVESTMENTS
	(Cost $5,914,284)	5,914,284

	TOTAL INVESTMENTS (110.35%)
	(Cost $36,897,229)	$37,703,559

	LIABILITIES IN EXCESS OF OTHER ASSETS (-10.35%)	(3,537,725)

	NET ASSETS (100.00%)	$34,165,834

(a)	Floating or variable rate security. The rate shown is the effective interest rate as of June 30, 2017.
(b)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2017, the aggregate market value of those securities was $12,852,743, representing 37.62% of net assets.

(c)	Fair Value estimated using Fair Valuation Procedures adopted by the Board of Trustees. Total value of such securities is $, representing 10.17% of net assets.
(d)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.  Such securities cannot be sold by the issuer in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees, unless otherwise noted below. As of June 30, 2017, the aggregate value of those securities was $264,600, representing 0.75% of net assets.

(e)	Illiquid security. See below.
(f)	Money market fund; interest rate reflects seven-day effective yield on June 30, 2017.

Securities determined to be illiquid under the procedures approved by the Fund's Board of Trustees.

Information related to the illiquid securities is as follows:

				% of Net
Date(s) of Purchase	Security	Cost	Value	Assets
10/30/15-03/31/17	GoldenTree Credit Opportunities Fund	$2,250,000	$2,297,394	6.72%
10/30/15	Hypo Real Estate Bank International AG, Class A2	139,587	75,542	0.22%
	Total	$2,389,587	$2,372,936	6.94%

See Notes to Quarterly Statement of Investments.

Resource Credit Income Fund
NOTES TO PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2017

1. ORGANIZATION
Resource Credit Income Fund (the "Fund") was organized as a Delaware statutory trust on December 11, 2014 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as a non-diversified, closed-end management investment company that operates as an interval fund with a continuous offering of Fund shares. The Fund's investment adviser is Resource Alternative Advisor, LLC (the "Adviser"). The investment objective is to produce current income with a secondary objective to achieve capital preservation with moderate volatility and low to moderate correlation to the broader equity markets. The Fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in fixed-income and fixed-income related securities.

The Fund currently offers Class A, Class C, Class W, Class I, Class U, Class T and Class D shares; all classes of shares commenced operations on April 20, 2015. With the approval of the Board, effective September 30, 2015, the Fund's fiscal year end was changed from February 28 to September 30. Class W, Class I and Class D shares are offered at net asset value. Class A and Class U shares are offered at net asset value plus a maximum sales charge of 6.50% and may also be subject to a 0.50% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date, if (i) the original purchase was for amounts of $1 million or more and (ii) the selling broker received the reallowance of the dealer-manager fee. Class C and Class T shares are offered at net asset value plus a maximum sales charge of 1.50% and may also be subject to a 1.00% early withdrawal charge, which will be deducted from repurchase proceeds, for shareholders tendering shares fewer than 365 days after the original purchase date. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund is considered an investment company for financial reporting purposes under GAAP. The information contained herein was prepared in accordance with GAAP, which requires management to make certain estimates and assumptions that affect the reported amounts as of the reporting period. Management believes these estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Fund ultimately realizes upon sale of the securities.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price ("NOCP"). Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Structured credit and other  similar debt securities including, but not limited to CDO (“Collateralized Debt Obligation”) debt and equity securities, ABS (“Asset-Backed Security”) securities, CMBS (“Commercial Mortgage Backed Security”) securities, and other securitized investments backed by certain debt or other receivables (collectively “Structured Credit Securities”) are valued on the basis of valuations provided by dealers in those instruments and/or independent pricing services recommended by the Adviser and approved by the Fund’s Board of Trustees (the “Board”). In determining value, dealers and pricing services will generally use information with respect to transactions in the securities being valued; quotations from other dealers; market transactions in comparable securities; analyses and evaluations of various relationships between securities; and yield to maturity information. The Adviser will, based on its reasonable judgment, select the dealer or pricing service quotation that most accurately reflects the fair market value of the Structured Credit Security while taking into account the information utilized by the dealer or pricing service to formulate the quotation in addition to any other relevant factors. In the event that there is a material discrepancies between quotations received from third party dealers or the pricing services the Adviser may (i) use an average of the quotations received or (ii) select an individual quotation that the Adviser, based up its reasonable judgment, determines to be accurate. In any instance in which the Adviser selects a single bid pursuant to section (e)(ii), the Adviser will provide to the Fair Value Committee an analysis of the factors relied upon in the selection of the relevant quotation.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Adviser, those securities will be valued at "fair value" as determined in good faith by the Fund’s Fair Value Committee using procedures adopted by and under the supervision of the Board. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's net asset value ("NAV").

Fair valuation procedures may be used to value a substantial portion of the assets of the Fund. The Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Adviser determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

The "fair value" of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve and credit quality.

Valuation of Private Investment Funds – The Fund invests a portion of its assets in Private Investment Funds. Private Investment Funds measure their investment assets at fair value, and report a NAV per share on a calendar quarter basis. In accordance with Accounting Standards Codification (“ASC”) 820, the Fund has elected to apply the practical expedient and to value its investments in Private Investment Funds at their respective NAVs at each quarter. For non-calendar quarter days, the Valuation Committee estimates the fair value of each Investment Fund by adjusting the most recent NAV for each Private Investment Fund, as necessary, by the change in a relevant benchmark that the Valuation Committee has deemed to be representative of the market.

Loan Participation and Assignments – The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of the loans from third parties. A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The Lender administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement. When the Fund purchases assignments from Lenders they acquire direct rights against the borrower of the loan. The Fund may enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments represent a future obligation in full, even though a percentage of the notional loan amounts may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt of payments by the Lender from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a floating rate loan by a borrower. For the period ended June 30, 2017, no penalty fees were received by the Fund. Fees earned or paid are recorded as a component of interest income or interest expense, respectively.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value.

Various inputs are used in determining the value of the Fund's investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –
Significant unobservable prices or inputs (including the Fund's own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The valuation techniques used by the Fund to measure fair value during the period ended June 30, 2017 maximized the use of observable inputs and minimized the use of unobservable inputs.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The following is a summary of the inputs used in valuing the Fund's investments as of June 30, 2017:

Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Bank Loans	$–	$8,238,587	$–	$8,238,587
Bonds & Notes
Asset Backed Securities	–	7,493,243	–	7,493,243
Commercial Mortgage Backed Securities	–	–	75,542	75,542
Corporate Bonds	–	5,977,538	–	5,977,538
Common Stocks(a)	6,618,431	–	–	6,618,431
Preferred Stocks(a)	499,968	–	–	499,968
Real Estate Investment Trusts - Common Stocks	588,572	–	–	588,572
Private Investment Funds (Measured at net asset value)(b)	–	–	–	2,297,394
Short Term Investments	5,914,284	–	–	5,914,284
TOTAL	$13,621,255	$21,709,368	$75,542	$37,703,559

(a)	For detailed descriptions, see the accompanying Portfolio of Investments.
(b)
In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent)  practical presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Portfolio of Investments.

There were no transfers between Level 1, 2 and 3 during the period ended June 30, 2017. It is the Fund's policy to recognize transfers between levels at the end of the reporting period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.

Underlying Investment in Other Investment Companies –The Fund currently seeks to achieve its investment objectives by investing a portion of its assets in Dreyfus Treasury Cash Management, Institutional Class (the "Dreyfus Fund"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund may redeem its investments from the Dreyfus Fund at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The latest financial statements for the Dreyfus Fund can be found at www.sec.gov. The performance of the Fund may be directly affected by the performance of the Dreyfus Fund. As of June 30, 2017, the percentage of the Fund's net assets invested in the Dreyfus Fund was 17.31%.

3. TAX BASIS INFORMATION
As of June 30, 2017 the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) for Federal tax purposes was as follows:

	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation	Cost of Investments for Income Tax Purposes
Resource Credit Income Fund	$1,088,702	$(236,034)	$852,668	$36,850,891

Item 2. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as Ex99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RESOURCE CREDIT INCOME FUND

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	August 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Alan Feldman
Alan Feldman
Chief Executive Officer (Principal Executive Officer)

Date:	August 29, 2017

By:	/s/ Brian Hawkins
Brian Hawkins
Treasurer (Principal Financial Officer)

Date:	August 29, 2017